UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 13, 2019
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DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)

(617) 621-8097
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective December 13, 2019, Peter Kolchinsky, Ph.D. resigned from the Board of Directors (the “Board”) of Dicerna Pharmaceuticals, Inc. (the “Company” or “Dicerna”) and all committees of the Board on which he served. Dr. Kolchinksy’s decision to resign was not related to any disagreement with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.
Item 8.01    Other Events.
On December 16, 2019, the Company announced that Alexion Pharmaceuticals, Inc. (“Alexion”) has exercised its option for exclusive rights to two additional targets within the complement pathway for the discovery and development of GalXC™ RNAi molecules. This expands the companies’ existing research collaboration and license agreement (the “Alexion Collaboration Agreement”) to now encompass four targets within the complement pathway. In connection with the option exercise, Alexion will pay Dicerna a total of $20 million, or $10 million in option exercise fees per additional new target. The Alexion Collaboration Agreement provides Alexion with exclusive worldwide licenses and commercial rights to the GalXC RNAi molecules developed in the collaboration, including for the two additional targets described herein, in exchange for development- and approval-related milestones, sales milestones and mid-single to low-double digit royalties on future product sales.
Cautionary Note on Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Examples of forward-looking statements include, among others, statements we make regarding: (i) the development, regulatory, or commercial milestone payments, or royalty payments under the Alexion Collaboration Agreement, (ii) the therapeutic and commercial potential of GalXC™ inferred from the statements regarding such payments, or (iii) our expectations regarding our collaboration with Alexion. The process by which an early-stage platform such as GalXC™ could potentially lead to development candidates, clinical candidates, or approved products is long and subject to highly significant risks, particularly with respect to a preclinical research collaboration. Applicable risks and uncertainties include those relating to our preclinical research and other risks identified under the heading “Risk Factors” included in the Company’s most recent Form 10-Q filing and in other future filings with the SEC. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2019	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas M. Fambrough, III
Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer